UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2023

TRxADE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace, Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

(800) 261-0281

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2023 (the “Effective Date”), Superlatus PD Holding Company (“Superlatus”), a Delaware corporation and wholly owned subsidiary of Superlatus, Inc. (a wholly owned subsidiary of TRxADE HEALTH, Inc.), entered into a supplier agreement (the “Supplier Agreement”) with Rainforest Distribution Corp, a New York corporation (“Rainforest”). Unless otherwise defined herein, the capitalized terms used below are defined in the Supplier Agreement.

Pursuant to the Supplier Agreement, Superlatus appoints Rainforest as its exclusive distributor for Superlatus’s diverse portfolio of consumer packaged goods brands, such as Coolhaus and Spero in the North Atlantic, Northeast, Midwest, and Mid-Atlantic regions and non-exclusive outside of the Territory. Rainforest agrees to use commercially reasonable efforts to resell Superlatus’s products in the Territory.

The term of the Supplier Agreement shall commence on the Effective Date and shall continue until terminated under the terms and conditions of this Supplier Agreement. Both parties may terminate this Supplier Agreement at any time, with or without cause, by providing the other party with sixty (60) days advance written notice.

The Supplier Agreement also contains other customary terms and conditions, including with respect to Product distribution, Product supply, intellectual property, confidentiality, indemnification, non-solicitation, and insurance.

A copy of the Supplier Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Supplier Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01. Regulation FD Disclosure.

On October 12, 2023, the Company issued a press release announcing its entry into the Supplier Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit
10.1 99.1	Supplier Agreement Press Release dated October 12, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

Dated: October 13, 2023